Exhibit 10.3

AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTES

THIS AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTES (this “Amendment”), dated as of February 4, 2025, is entered into by and among CYCLO THERAPEUTICS, INC., a Nevada corporation (the “Company”), and RAFAEL HOLDINGS, INC., a Delaware corporation (the “Holder”).

RECITALS

WHEREAS, the Holder is the holder of: (i) that certain Convertible Promissory Note, dated June 11, 2024 (the “June Promissory Note”), made by the Company in favor of the Holder, in the original principal amount of Two Million Dollars ($2,000,000.00), with a Maturity Date of February 15, 2025; (ii) that certain Convertible Promissory Note, dated July 16, 2024 (the “July Promissory Note”), made by the Company in favor of the Holder, in the original principal amount of Two Million Dollars ($2,000,000.00), with a Maturity Date of February 15, 2025; (iii) that certain Convertible Promissory Note, dated August 21, 2024 (the “August Promissory Note”), made by the Company in favor of the Holder, in the original principal amount of Three Million Dollars ($3,000,000.00), with a Maturity Date of February 15, 2025; (iv) that certain Convertible Promissory Note, dated September 9, 2024 (the “September Promissory Note”), made by the Company in favor of the Holder, in the original principal amount of Three Million Dollars ($3,000,000.00), with a Maturity Date of February 15, 2025; (v) that certain Convertible Promissory Note, dated October 8, 2024 (the “October Promissory Note”), made by the Company in favor of the Holder, in the original principal amount of Three Million Dollars ($3,000,000.00), with a Maturity Date of February 15, 2025; (vi) that certain Convertible Promissory Note, dated November 7, 2024 (the “November Promissory Note”), made by the Company in favor of the Holder, in the original principal amount of Two Million Dollars ($2,000,000.00), with a Maturity Date of February 15, 2025; (vii) that certain Convertible Promissory Note, dated December 5, 2024 (the “December Promissory Note”), made by the Company in favor of the Holder, in the original principal amount of One Million Dollars ($1,000,000.00), with a Maturity Date of February 15, 2025; and (viii) that certain Convertible Promissory Note, dated January 3, 2025 (the “January Promissory Note”, and together with the June Promissory Note, the July Promissory Note, the August Promissory Note, the September Promissory Note, the October Promissory Note, the November Promissory Note and the December Promissory Note, each a “Note” and collectively, the “Notes”), made by the Company in favor of the Holder, in the original principal amount of Three Million Dollars ($3,000,000.00), with a Maturity Date of February 15, 2025; and

WHEREAS, the Holder has agreed to extend the Maturity Date of each Note as set forth below.

Capitalized terms used but not defined in this Amendment have the meanings set forth in the Notes.

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.    Amendment. Each Note shall be amended to revise the definition of “Maturity Date” therein to be “March 31, 2025”.

2.    Continuing Effectiveness of Notes. Except to the extent amended hereby, the Notes and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

3.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one and the same instrument.

4.    Miscellaneous. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COMPANY:	CYCLO THERAPEUTICS, INC.

By:
Name: N. Scott Fine
Title: Chief Executive Officer

HOLDER:	RAFAEL HOLDINGS, INC.

By:
Name: William Conkling
Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Convertible Promissory Notes]